UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 7, 2010

Date of report (Date of earliest event reported)

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Boulevard

Brea, California 92822

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 7, 2010, Beckman Coulter issued the attached notice (the “Notice”) to customers who use our AccuTnI troponin test kits on our UniCel DxI immunoassay system. The Notice advises our United States customers that we are removing the AccuTnI assay from use with the DxI system as of May 31, 2010. A copy of the Notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As previously disclosed, FDA has indicated to us that it believes certain modifications to our troponin test kits, as used on our DxI systems as well as used on our Access systems, were made without obtaining appropriate product clearances from the agency. We are in discussions with FDA regarding the 510(k) clearance process for our troponin test kits for both the DxI and Access immunoassay systems. However, we can not provide any assurances on when we will be able to return troponin to the DxI.

We also previously disclosed that, based upon our discussions with FDA, we believe it is likely we will be able to continue to provide troponin test kits with appropriate additional notices and precautions to U.S. customers who currently use Access systems for troponin testing. However, we can provide no assurances that FDA will continue to permit us to do so. Moreover, for U.S. labs that are not currently using Access systems to perform troponin testing, it is unlikely that we will be able to provide troponin test kits for use on Access analyzers until we obtain 510(k) clearance. We are continuing to work to resolve these matters with FDA but can provide no assurances regarding when 510(k) clearance will be obtained.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements contain words such as “expect,” “estimate,” “could,” “will,” “likely,” “possible,” “may” or the negative thereof or comparable terminology, and may include information regarding the company’s expectations, goals or intentions regarding the future.

Forward-looking statements included herein are based on management’s current expectations, estimates, forecasts and projections about Beckman Coulter and are subject to risks and uncertainties, some of which may be beyond Beckman Coulter’s control that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include that new 510(k) clearances for our products could be lengthy and costly and may require the withdrawal of product from the market until such clearances are obtained and the imposition of recalls or the initiation of enforcement actions against us by FDA, including warning letters, fines, seizures, consent orders or injunctions. In addition, our internal review of our products could reveal failures in our processes and systems which could be significant, the loss of revenue from our products that are the subject of FDA inquiries could be more than we estimate, including the risk that foreign sales could also be adversely affected, that these issues could cause us to lose customers and there could be unanticipated costs associated with these matters or other discussions with FDA. Additional factors that could cause actual results to differ are discussed in Part I, Item 1A (Risk Factors) of the company’s Form 10-K filed with the SEC on February 22, 2010 as well as in reports the company files with the Securities and Exchange Commission from time to time. Forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update these disclosures except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Exhibit Description
99.1	Customer Notice dated April 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2010

BECKMAN COULTER, INC.

By:	/s/ ARNOLD A. PINKSTON
Name:	Arnold A. Pinkston
Title:	Senior Vice President, General Counsel, and Secretary